UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K/A
(Amendment No. 1)
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2024
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)

281	949-2500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Forum Energy Technologies, Inc. (“Forum”), a Delaware corporation, to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2024 (the “Initial Form 8-K”), in connection with the completion of the acquisition (the “Acquisition”) by Forum Canada ULC, an Alberta corporation and a wholly owned subsidiary of Forum (the “Purchaser”), of all of the issued and outstanding common shares of Variperm Holdings Ltd., an Alberta corporation (“Variperm”), in accordance with the terms of a Stock Purchase Agreement, dated as of November 1, 2023 (the “Agreement”), by and among Forum, the Purchaser, Variperm Energy Services Partnership, Jamie Olson, Elise Robertson, Slotting RemainCo Limited Partnership and Variperm Energy Services Partnership, as the representative of the sellers named therein. Upon consummation of the Acquisition and the other transactions contemplated by the Agreement on January 4, 2024, Variperm became a wholly owned subsidiary of the Purchaser.
Forum is filing this Amendment solely to supplement Item 9.01 of the Initial Form 8-K to include (i) the historical audited consolidated financial statements of Variperm described below as required by Item 9.01(a) of Form 8-K and (ii) the pro forma financial statements described below as required by Item 9.01(b) of Form 8-K. Except as described herein, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The historical audited consolidated financial statements and accompanying notes of Variperm as of and for the years ended December 31, 2022 and 2021 and the Report of Independent Registered Public Accounting Firm issued by Deloitte LLP are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
The historical unaudited consolidated financial statements and accompanying notes of Variperm as of and for the nine months ended September 30, 2023 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of Forum as of and for the nine months ended September 30, 2023, and for the year ended December 31, 2022 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.
(d) Exhibits:

Exhibit No.	Exhibit Title or Description
23.1	Consent of Deloitte LLP.

99.1	Audited consolidated financial statements and accompanying notes of Variperm as of and for the years ended December 31, 2022 and 2021.

99.2	Unaudited consolidated financial statements and accompanying notes of Variperm as of and for the nine months ended September 30, 2023.

99.3	Unaudited pro forma condensed combined financial statements of Forum as of and for the nine months ended September 30, 2023, and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2024	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary